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                                                                   EXHIBIT 10.13

                      GUARANTY OF SUTTON HILL ASSOCIATES


     GUARANTY AGREEMENT (this "Guaranty"), dated as of July 28, 2000, between SUTTON HILL ASSOCIATES, a California general partnership (the "Guarantor") and Citadel Cinemas, Inc., a Nevada corporation (together with its successors, the "Beneficiary").

                                   RECITALS
     A. The Guarantor is the sole member of Sutton Hill Capital, L.L.C., a New York limited liability company (together with its permitted successors, the "Company").

     B. The Beneficiary and the Company are about to enter into an agreement, dated as of the date hereof (as the same may be amended, restated, modified or supplemented from time to time, the "Lease Agreement"), pursuant to which the Company will sublease various Theatre Properties as described therein to the Beneficiary.

     C. The Company has agreed to make certain representations and warranties to the Beneficiary in subsection 2.3 of the Lease Agreement.

     D. The Beneficiary and the Company are about to enter into a letter agreement, dated as of the date hereof (as the same may be amended, restated, modified or supplemented from time to time, the "Financial Letter Agreement"), pursuant to which the Company has agreed to make certain representations and warranties regarding the financial condition of the operations of the Theatre Properties.

     E. The Beneficiary and the Company's affiliate, City Cinemas Corporation, a New York corporation ("City Cinemas"), are about to enter into an agreement, dated as of the date hereof (as the same may be amended, restated, modified or supplemented from time to time, the "Employee Letter"), pursuant to which the Beneficiary has agreed to assume the duties and responsibilities as employer with respect to the employees of City Cinemas.

     F. City Cinemas has agreed to make certain representations and warranties to the Beneficiary with respect to the employees in Section 2 of the Employee Letter.

     G. The Beneficiary is unwilling to enter into the Lease Agreement, the Financial Letter Agreement and the Employee Letter unless the Guarantor enters into this Guaranty.

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

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     Section 1.  Guaranty of Obligations. Subject to the terms and conditions
                 ------------------------
in this Guaranty, the Guarantor hereby unconditionally guarantees to the Beneficiary the due and punctual payment when due of all amounts arising under the Lease Agreement and Financial Letter Agreement, as the case may be, as a result of the Company's breach of the representations and warranties made in subsection 2.3 of the Lease Agreement and in the Financial Letter Agreement and arising under the Employee Letter as a result of City Cinemas' breach of the representations and warranties made in Section 2 of the Employee Letter (such obligations being herein called the "Obligations"), and agrees to pay any and all reasonable expenses incurred by the Beneficiary in successfully enforcing any rights under this Guaranty. This Guaranty is a primary and original obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and not of collectibility or performance and is in no way conditioned or contingent upon any attempt to collect from the Company or City Cinemas, as the case may be, or to realize upon any property constituting security for the Obligations, all to the same extent, except as otherwise specifically provided herein, as if the Guarantor were the Company under the Lease Agreement or Financial Letter Agreement, or City Cinemas under the Employee Letter; provided, however, that the foregoing limitation imposing on the Guarantor obligations hereunder as if it were the Company under the Lease Agreement or Financial Letter Agreement, or City Cinemas under the Employee Letter (except as set forth herein) shall not limit obligations of the Guarantor hereunder to the extent the limitations (including termination, disavowal, rejection or reduction) of any such obligation of the Company or City Cinemas, as the case may be, results from (a) any insolvency or bankruptcy case or proceeding (including any case under the U.S. Bankruptcy Code of 1978, as amended), or any receivership, liquidation, reorganization or other similar case or proceeding relative to the Company or City Cinemas, as the case may be, or all or substantially all of their respective assets, or (b) any liquidation, dissolution, reorganization or winding up of the Company or City Cinemas, as the case may be, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment of all or substantially all of the assets of the Company or City Cinemas, as the case may be, for the benefit of creditors or any other marshalling of assets and liabilities of the Company or City Cinemas, as the case may be (the events in (a), (b) and (c) collectively referred to as an "Insolvency or Liquidation Proceeding"), and in such event the Guarantor shall be liable in respect of obligations of the Company pursuant to the Lease Agreement or Financial Letter Agreement, or of City Cinemas pursuant to the Employee Letter, as if no such Insolvency or Liquidation Proceeding had been initiated. If the Company or City Cinemas, as the case may be, shall fail to pay any of the Obligations when and as the same shall become due and payable, the Guarantor shall forthwith pay such Obligations, in immediately available funds, directly to the Beneficiary at its address specified herein or at such other place as the Beneficiary shall direct. The Guarantor hereby waives diligence, presentment or protest. Each default in payment of any of the Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Notwithstanding anything herein to the

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contrary, the obligations of the Guarantor hereunder shall be limited to the same extent as set forth in paragraph (c) of Section 11 of the Lease Agreement, but shall not be limited by the provisions of Section 30 of the Lease Agreement.

     Section 2.  Character of Obligations Hereunder: Subrogation. (a) The
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right of the Beneficiary to enforce the obligations of the Guarantor hereunder by any proceedings, whether by action at law, suit in equity or otherwise, shall not be impaired by any right, claim or defense (against the Company or any other person) of any character whatsoever, including without limitation any right, claim or defense of rescission, recoupment, reduction, limitation, termination, setoff, counterclaim, waiver, frustration, surrender, alteration or compromise except, and then only to the extent, any such right, claim or defense would have been available to the Company pursuant to the Lease Agreement or Financial Letter Agreement, or to City Cinemas pursuant to the Employee Letter. Without limiting the generality of the foregoing, such obligations of the Guarantor shall not be discharged, released or impaired or otherwise affected by: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from this Guaranty or the Lease Agreement, Financial Letter Agreement or Employee Letter except to the extent of the Company's or City Cinemas' rights, claims or defenses thereunder as aforesaid, as the case may be; (ii) any inability or failure on the part of the Company to perform or comply with the Lease Agreement or Financial Letter Agreement or on the part of City Cinemas to perform or comply with the Employee Letter; (iii) any waiver, consent, extension, indulgence or other action or inaction (including, without limitation, any lack of diligence) under or in respect of this Guaranty, the Lease Agreement, the Financial Letter Agreement, the Employee Letter or any obligation or liability of the Company or City Cinemas, or any other person, or any exercise or non-exercise of any right, power or remedy under or in respect of any such agreement or any such obligation or liability; (iv) any Insolvency or Liquidation Proceeding; and (v) any limitation or any party's obligation or liability under any such agreement or any such obligation or liability or any termination, cancellation, frustration, invalidity or enforceability, in whole or in part, of any such agreement or any such obligation or liability or any term of any thereof except to the extent of the Company's or City Cinemas' rights, claims or defenses thereunder as aforesaid.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Beneficiary upon the insolvency, bankruptcy or reorganization of the Company or City Cinemas or otherwise, all as though such payment had not been made.

     (c) The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations then outstanding shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Beneficiary and shall forthwith be paid to the Beneficiary and applied upon the Obligations, whether matured

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or unmatured. If (i) the Guarantor shall make payment to the Beneficiary of all or any part of the Obligations and (ii) all the Obligations shall be paid in full and the period under the Lease Agreement, Financial Letter Agreement and Employee Letter for the Beneficiary to assert claims against the Company or City Cinemas shall have expired, the Beneficiary will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     Section 3.  Representations and Warranties of the Guarantor. The Guarantor
                 -----------------------------------------------
represents and warrants to the Beneficiary that:

          (a) The Guarantor is a general partnership duly organized and validly existing under the laws of California and has full power, authority and legal right to carry on its business as currently conducted, to own its properties and to enter into and perform its obligations under this Guaranty;

          (b) The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary partnership action and do not and will not contravene any presently existing law or any governmental rule, regulation or order applicable to the Guarantor or its properties;

          (c) The execution, delivery and performance by the Guarantor of this Guaranty do not require the consent or approval or authorization or order of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any governmental authority or agency, foreign or domestic, other than such as have been duly obtained, given or taken; and

          (d) This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

     Section 4.  Miscellaneous.
                 -------------

     (a) No failure on the part of the Beneficiary to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any exercise of any other right or remedy. This Guaranty may not be amended or modified except by written agreement of the Guarantor and the Beneficiary.

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     (b)  All notices in connection with this Guaranty shall be in writing, shall be deemed given and shall become effective when delivered by hand or courier service or received by telex, telecopier, telegram, cable or registered or certified first-class mail, postage prepaid, addressed as follows: if to the Guarantor, at 120 North Robertson Blvd., Los Angeles, California 90048; if to the Beneficiary, addressed to 550 South Hope Street, Suite 1825, Los Angeles, CA 90071, or at such other addresses which either of the foregoing shall from time to time designate in writing.

     (c) The terms of this Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, the Beneficiary and its successors and assigns.

     (d) This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York.

     (e) If any term of this Guaranty and any other application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such terms shall not be affected thereby.

     (f) Each of the parties hereto (i) hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Guaranty or the subject matter hereof or any of the transactions contemplated hereby or thereby brought by either of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court, (iii) hereby waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Guaranty, and (iv) to the extent permitted by applicable law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding any claim that it is not subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 4 shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any manner as provided by applicable law. Each of the parties hereto hereby consents to service of process by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such action or proceeding only; provided, however, that nothing in this Section 4 shall affect the right of any of such parties or their respective successors or

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assigns to serve legal process in any other manner permitted by applicable law or affect the right of any of such parties or its respective successors or assigns to bring any action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

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     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the date first set forth herein.


                              GUARANTOR:
                              SUTTON HILL ASSOCIATES


                              By:  /s/ James J. Cotter
                                 ---------------------------------
                                 Name:  James J. Cotter
                                 Title: Partner


                              BENEFICIARY:
                              CITADEL CINEMAS, INC.


                              By:  /s/ Andrzej Matyczynski
                                 ---------------------------------
                                 Name:  Andrzej Matyczynski
                                 Title: Chief Financial Officer

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